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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               FORM 8-K EQUIVALENT


                                 CURRENT REPORT


      Date of Report (Date of Earliest Event Reported): September 23, 2005

                              BIRDS EYE FOODS, INC.
               (Exact Name of Registrant as Specified in Charter)


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
                    Delaware                                                                  16-0845824
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(State or other jurisdiction of incorporation)      (Commission File Number)    (IRS Employer Identification Number)


            90 Linden Oaks, PO Box 20670, Rochester, New York            14602-0670
            --------------------------------------------------          -----------
                 (Address of Principal Executive Offices)                (Zip Code)

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        Registrant's Telephone Number Including Area Code: (585) 383-1850


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

o This Form 8-K Equivalent is only being filed pursuant to a requirement contained in the indenture governing Birds Eye Foods, Inc.'s 11 7/8 Percent
                       Senior Subordinated Notes Due 2008.







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                                  Page 1 of 4


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Item 2.02  Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 is a copy of a press release of Birds Eye Foods, Inc. issued September 23, 2005, which reports the financial results of the Company for the fiscal year ended June 25, 2005.





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                                   SIGNATURES

         The Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                     BIRDS EYE FOODS, INC.


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Date:    September 22, 2005                          By:   /s/ Earl L. Powers
         ---------------------------------                 -------------------------------------------------
                                                           Earl L. Powers,
                                                           Executive Vice President and
                                                           Chief Financial Officer and Secretary
                                                           (Principal Financial Officer and
                                                           Principal Accounting Officer)
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                                INDEX TO EXHIBITS

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Exhibit No.                                   Description
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
99.1 Press release of Birds Eye Foods, Inc. issued September 23, 2005, which reports the financial results of the Company for the fiscal year ended June 25, 2005.

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